EXECUTION COPY

                            NOTE REPURCHASE AGREEMENT

      This Note Repurchase Agreement, dated as of December 18, 2003 (the "Agreement"), is entered into by and among P-Com, Inc., a Delaware corporation (the "Company"), and North Sound Legacy Fund LLC (f/k/a DMG Legacy Fund LLC), North Sound Legacy Institutional Fund LLC (f/k/a DMG Legacy Institutional Fund
LLC) and North Sound Legacy International Ltd. (f/k/a DMG Legacy International Ltd.) (each, a "Holder" and collectively, the "Holders").

      WHEREAS, the Holders are the present holders of three convertible promissory notes, each dated December 10, 2003, issued by P-Com in the aggregate original principal amount of $3,000,000 (the "Notes").

      WHEREAS, P-Com desires to repurchase the Notes from the Holders in accordance with the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                               REPURCHASE OF NOTE

      1.1 Repurchase of Notes. Upon the following terms and conditions, the Holders shall transfer and sell to the Company and the Company shall repurchase from the Holders the Notes.

      1.2 Repurchase Price. The aggregate repurchase price for the Notes shall be equal to the aggregate original principal amount of the Notes, which is Three Million Dollars ($3,000,000), plus all accrued and unpaid interest thereon, if any (the "Repurchase Price"). The Repurchase Price shall be paid by the Company at the Closing (as defined below) in accordance with Section 1.3(b) hereof.

      1.3 Closing.

            (a) Subject to the satisfaction or waiver of the conditions set forth in Article V hereof, the closing (the "Closing") of the transactions contemplated by this Agreement shall take place at the offices of Sheppard, Mullin, Richter & Hampton LLP, 12544 High Bluff Drive, Suite 300, San Diego, California 92130, at 10:00 A.M. local time, on December 18, 2003 or at such other place and time as the Company and the Holder may mutually agree (the "Closing Date").

            (b) At the Closing, the Company shall pay the Repurchase Price by delivery to the Holders of (i) a cash payment of $750,000, plus all accrued and unpaid interest on the Notes, if any (the "Cash Consideration"), by wire transfer to one or more accounts designated by the Holders; and (ii) one or more certificates representing 2,000 shares of the Company's Series D Convertible Preferred Stock (the "Shares"), which shall have the relative rights, privileges and


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preferences set forth in the form of Certificate of Designation, Preferences and
Rights of Series D Convertible Preferred Stock of P-Com, Inc. attached hereto as Exhibit A (the "Certificate of Designation"). Simultaneously, the Holders shall deliver the original Notes to the Company for cancellation.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

      2.1 Representations and Warranties of the Holders. Each of the Holders, severally but not jointly, represents and warrants to the Company as follows:

            (a) Purchase for Own Account, Etc. Such Holder is acquiring the Securities (as defined herein) for its own account for investment purposes only and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Such Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company. Such Holder understands that it must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2.1(a) to the contrary, by making the representations herein, such Holder does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act.

            (b) Accredited Investor Status. Such Holder is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

            (c) Reliance on Exemptions. Such Holder understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Holder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the availability of such exemptions and the eligibility of such Holder to acquire the Securities.

            (d) Information. All materials relating to the business, finances and operations of the Company (including the Company's most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q) and materials relating to the offer and sale of the Securities that have been specifically requested by such Holder or its counsel have been made available to such Holder and its counsel, if any. Neither such inquiries nor any other investigation conducted by such Holder or its counsel or any of its representatives shall modify, amend or affect such Holder's right to rely on the Company's representations and warranties


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contained in Section 2.2 below. Such Holder understands that its investment in the Securities involves a high degree of risk, including the risk of loss of its entire investment in the Securities.

            (e) Governmental Review. Such Holder understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

            (f) Transfer or Resale. Such Holder understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Securities have not been and are not being registered under the Securities Act or any state securities laws, and the Securities may not be transferred unless
(A) the transfer is made pursuant to and as set forth in an effective registration statement under the Securities Act covering the Securities; or (B) such Holder shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (C) sold under and in compliance with Rule 144 promulgated under the Securities Act (including any successor rule, "Rule 144"); or (D) sold or transferred to an affiliate of such Holder that agrees to sell or otherwise transfer the Securities only in accordance with the provisions of this Section 2.1(f) and that is an accredited investor; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws (other than pursuant to the terms of the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided such pledge is consistent with applicable laws, rules and regulations.

            (g) Legends. Such Holder understands that the Shares and, until such time as the Conversion Shares (as defined herein) have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by such Holder under Rule 144, the certificates for the Conversion Shares may bear a restrictive legend in substantially the following form:

            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or in any other jurisdiction. The securities represented hereby may not be offered, sold or transferred in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred pursuant to an available exemption from the registration requirements of those laws.

            The Company shall, within three business days after any registration statement covering the Securities (including, without limitation, the Registration Statement contemplated by the Registration Rights Agreement) is declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time such registration statement is effective, the transfer agent shall issue, in connection with the issuance of the Conversion Shares, certificates representing such Conversion Shares without the restrictive legend above, provided such


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Conversion Shares are to be sold pursuant to the prospectus contained in such registration statement. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the holders, that no further opinion of counsel is required at the time of transfer in order to issue such shares without such restrictive legend.

            The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (i) the sale of such Security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder); (ii) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act; or (iii) such holder provides the Company with reasonable assurances that such Security can be sold under Rule 144. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance written notice to such Holder the Company may require that the above legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and such Holder shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Security may again be sold pursuant to an effective registration statement or under Rule 144.

            (h) Residency. Such Holder is a resident of the jurisdiction set forth under such Holder's name on the signature page hereto executed by such Holder.

            (i) Title. Such Holder holds good and valid title to its respective Note, free and clear of any Liens, and such Holder has not heretofore assigned, transferred or otherwise disposed of any interest in such Note.

            (j) Authorization. Such Holder has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement. The execution, delivery and performance by such Holder of this Agreement and the Registration Rights Agreement and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the delivery of the original of its respective Note to the Company) have been duly and validly authorized by all necessary corporate action on the part of such Holder.

            (k) Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Holder and are valid and binding obligations of such Holder enforceable against such Holder in accordance with their terms.

      The representations and warranties made by each Holder in Sections 2.1(a) through 2.1(h), inclusive, are made solely for the purpose of permitting the Company to make a determination that the issuance of the Shares pursuant to this Agreement complies with applicable U.S. federal and state securities laws and not for any other purpose. Accordingly, the


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Company may not rely on such representations and warranties (contained in
Sections 2.1(a) through 2.1(h), inclusive) for any other purpose.

      2.2 Representations and Warranties of the Company. Except as set forth on a Disclosure Schedule executed and delivered by the Company to the Holders (the "Disclosure Schedule"), the Company represents and warrants to each Holder as follows:

            (a) Organization and Qualification. The Company and each of its direct and indirect subsidiaries (collectively, the "Subsidiaries") is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated or organized, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" means any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents or (iii) the business, operations, properties, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

            (b) Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents, to issue the Shares in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Shares in accordance with the terms thereof; (ii) the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares and the issuance and reservation for issuance of the Conversion Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or any committee of the Board of Directors is required, and (iii) this Agreement constitutes, and, upon execution and delivery by the Company of the other Transaction Documents, such Transaction Documents will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms. Neither the execution, delivery or performance by the Company of its obligations under this Agreement or the other Transaction Documents, nor the consummation by it of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares or the issuance or reservation for issuance of the Conversion Shares) requires any consent or authorization of the Company's stockholders.

            (c) Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Shares) exercisable or exchangeable for, or convertible into, any shares of capital stock and the number of shares to be reserved for issuance upon conversion of the Shares is set forth in Section 2.2(c) of the Disclosure Schedule. All of such outstanding shares of capital stock have been, or upon issuance in accordance with the terms of any such exercisable, exchangeable or convertible securities will be, validly issued, fully paid and non-assessable. No shares of capital stock of the


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Company (including the Conversion Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except for the Securities and as set forth in Section 2.2(c) of the Disclosure Schedule, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, nor are any such issuances or arrangements contemplated, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement); (iii) there are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem any security of the Company; and (iv) the Company does not have any shareholder rights plan, "poison pill" or other anti-takeover plans or similar arrangements. Section 2.2(c) of the Disclosure Schedule sets forth all of the securities or instruments issued by the Company or any of its Subsidiaries that contain anti-dilution or similar provisions that will be triggered by, and all of the resulting adjustments that will be made to such securities and instruments as a result of, the issuance of the Securities in accordance with the terms of this Agreement or the Certificate of Designation. The Company has furnished to each Holder, true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate of Incorporation"), the Company's Bylaws as in effect on the date hereof (the "Bylaws"), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or any such Subsidiary.

            (d) Issuance of Securities. The Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, (i) will be validly issued and free from all taxes, liens, claims and encumbrances (other than restrictions on transfer contained in this Agreement or the Certificate of Designation), (ii) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person and (iii) will not impose personal liability on the holder thereof. The Conversion Shares are duly authorized and reserved for issuance, and, upon conversion of the Shares in accordance with the terms thereof, (I) will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances (other than restrictions on transfer contained in this Agreement), (II) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person and (III) will not impose personal liability upon the holder thereof.

            (e) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares and the issuance and reservation for issuance of the Conversion Shares) will not (i) result in a violation of the Certificate of Incorporation or Bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or


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give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws, rules and regulations and rules and regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except, with respect to clauses (ii) and (iii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not, individually or in the aggregate, have a Material Adverse Effect).

            (f) Compliance. Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, Bylaws or other organizational documents, and neither the Company nor any of its Subsidiaries is in default (and no event has occurred that with notice or lapse of time or both would put the Company or any of its Subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party. The businesses of the Company and its Subsidiaries are not being conducted, and shall not be conducted so long as any Holder (or any of its affiliates) own any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate have not had and would not have a Material Adverse Effect. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, provincial or foreign regulatory authorities that are material to the conduct to its business, and neither the Company nor any of its Subsidiaries has received any notice of proceeding relating to the revocation or modification of any such certificate, authorization or permit.

            (g) SEC Documents, Financial Statements. Since December 31, 1998, the Company has timely filed (within applicable extension periods) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, the "SEC Documents"). The Company has delivered or made available to each Holder true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be


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

stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto or, in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Select SEC Documents (as defined below), the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and
(ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company. For purposes of this Agreement, "Select SEC Documents" means the Company's (A) Proxy Statement for its 2003 Annual Meeting, (B) Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (C) Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 and (D) all Current Reports on Form 8-K filed since December 31, 2002.

            (h) Absence of Certain Changes. Since December 31, 2002, there has been no material adverse change and no material adverse development in the business, properties, operations, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or receivership law, nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company or any of its Subsidiaries.

            (i) Transactions With Affiliates. None of the officers, directors, or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services solely in their capacity as officers, directors or employees), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or any corporation, partnership, trust or other entity in which any such officer, director, or employee has an ownership interest of five percent or more or is an officer, director, trustee or partner.


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            (j) Absence of Litigation. Except as disclosed in the Select SEC
Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body (including, without limitation, the SEC) pending or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such. To the knowledge of the Company or any of its subsidiaries, there are no actions, suits, proceedings, inquiries or investigations before or by any court, public board, government agency, self-regulatory organization or body (including, without limitation, the SEC) threatened against the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, which, if determined adversely, could, either individually or in the aggregate, have a Material Adverse Effect. There are no facts that, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding that, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

            (k) Intellectual Property. Each of the Company and its Subsidiaries owns or is duly licensed (and, in such event, has the unfettered right to grant sublicenses) to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intellectual Property") necessary for the conduct of its business as now being conducted and as presently contemplated to be conducted in the future (collectively, the "Company Intellectual Property").
Section 2.2(k) of the Disclosure Schedule sets forth a list of all material Company Intellectual Property owned and/or used by the Company in its business. Neither the Company nor any Subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any third party Intellectual Property. Neither the Company nor any of its Subsidiaries has received written notice of any pending conflict with or infringement upon any third party Intellectual Property. Neither the Company nor any of its Subsidiaries has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company's or its Subsidiaries' ownership of or right to use its Company Intellectual Property and there is no reasonable basis for any such claim to be successful. The Company Intellectual Property are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Company Intellectual Property used pursuant to licenses. No person is infringing on or violating the Company Intellectual Property owned or used by the Company or its Subsidiaries.

            (l) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and merchantable title to all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable


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

leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

            (m) Tax Status. Except as set forth in the Select SEC Documents, the Company and each of its Subsidiaries has made or filed all foreign, U.S. federal, state, provincial and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any foreign, federal, state, provincial or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

            (n) Insurance. The Company and each of its Subsidiaries has in force fire, casualty, product liability and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its material properties or assets that might be damaged or destroyed or sufficient to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties, on both a per occurrence and an aggregate basis, as are customarily carried by persons engaged in the same or similar business as the Company. No default or event has occurred that could give rise to a default under any such policy.

            (o) Environmental Matters. There is no environmental litigation or other environmental proceeding pending or threatened by any governmental regulatory authority or others with respect to the current or any former business of the Company or any of its Subsidiaries or any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries. No state of facts exists as to environmental matters or Hazardous Substances (as defined below) that involves the reasonable likelihood of a material capital expenditure by the Company or any of its Subsidiaries that may otherwise have a Material Adverse Effect. No Hazardous Substances have been treated, stored or disposed of, or otherwise deposited, in or on the properties owned or leased by the Company or any of its Subsidiaries or by any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries in violation of any applicable environmental laws. The environmental compliance programs of the Company and each of its Subsidiaries comply in all respects with all environmental laws, whether foreign, federal, state, provincial or local, currently in effect. For purposes of this Agreement, "Hazardous Substances" means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

            (p) Listing. The Company is not in violation of the listing requirements of the OTC Electronic Bulletin Board (the "Bulletin Board") on which it trades, does not reasonably anticipate that the Common Stock will be delisted by the Bulletin Board for the foreseeable future, and has not received any notice regarding the possible delisting of the Common Stock from the Bulletin Board. The Company has secured the listing of the Conversion Shares upon each national securities exchange, automated quotation system or over-the-counter market upon which shares of Common Stock are currently listed (subject to official notice of issuance).

            (q) Anti-Takeover Provisions. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under its Certificate of Incorporation or the laws of the state of its incorporation that is or could become applicable to any Holder as a result of the transactions contemplated by this Agreement, including without limitation, the Company's issuance of the Securities and such Holder's ownership of the Securities. Except as specifically contemplated by this Agreement, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under this Agreement or any of the other Transaction Documents, in each case in accordance with the terms hereof or thereof.

            (r) Acknowledgment Regarding Holders' Purchase of the Securities. The Company acknowledges and agrees that each Holder is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and that such Holder is not (i) an officer or director of the Company, (ii) an "affiliate" of the Company (as defined in Rule 144) or (iii) a "beneficial owner" of more than 9.999% of the Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that no Holder is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Holder or any of its representatives or agents in connection with this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Holder's purchase of the Securities. The Company further represents to each Holder that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

            (s) No General Solicitation or Integrated Offering. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation" (as such term is defined in Regulation D) with respect to any of the Securities being offered hereby. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act, which result of such integration would require registration under the Securities Act, or any applicable stockholder approval provisions.

            (t) No Brokers. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Holder relating to this Agreement or the transactions contemplated hereby.

            (u) Acknowledgment Regarding Securities. The number of Conversion Shares issuable upon conversion of the Shares may increase in certain circumstances. The Company's directors and executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Shares in accordance with the terms thereof is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders and the availability of remedies provided for in any of the Transaction Documents relating to a failure or refusal to issue Conversion Shares. Taking the foregoing into account, the Company's Board of Directors has determined in its good faith business judgment that the issuance of the Shares hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

            (v) Disclosure. All information relating to or concerning the Company and/or any of its Subsidiaries set forth in this Agreement or provided to the Holders pursuant to Section 2.1(d) hereof or otherwise by the Company in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities.

                                  ARTICLE III
                                    COVENANTS

      3.1 Best Efforts. The parties shall use their respective best efforts timely to satisfy each of the conditions described in Article V of this Agreement.

      3.2 Form D; Blue Sky Laws. The Company shall file with the SEC a Form D with respect to the Securities as required under Regulation D and, at the request of any Holder, promptly provide a copy thereof to such Holder after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Holders pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Holder on or prior to the Closing Date. The Company shall issue a press release describing the material terms of the transactions contemplated hereby (the "Press Release") as soon as practicable after the Closing, but in no event later than the commencement of the first trading day following the Closing Date. The Press Release shall be subject to prior review and comment by the Holders. Within two days after the Closing Date, the Company shall file a Form 8-K with the SEC concerning this Agreement and the transactions contemplated hereby, which Form 8-K shall attach this Agreement and its Exhibits as exhibits to such Form 8-K (the "8-K Filing"). From and after the 8-K Filing, the Company hereby acknowledges that no Holder shall be in possession of any material nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Holder with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the 8-K Filing without the express written consent of such Holder; provided, however, that if any Holder exercises its rights under Section
3.12 hereof, it shall be deemed to have given such express written consent. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the other Transaction Documents, each Holder shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its Subsidiaries or any of its or their respective officers, directors, employees or agents. No Holder shall have any liability to the Company, its Subsidiaries or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Holder shall issue any other press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Holders, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (provided that any such press release or other public disclosure shall be subject to prior review and comment by the Holders).

      3.3 Reporting Status. So long as any Holder (or any of its affiliates) beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

      3.4 Financial Information. At the request of any Holder, the Company shall send (via electronic transmission or otherwise) the following reports (or notification of their availability to the public) to such Holder until such Holder transfers, assigns or sells all of its Securities: (i) within ten days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy statements and any Current Reports on Form 8-K; and (ii) within one day after release, copies of all press releases issued by the Company or any of its Subsidiaries.

      3.5 Reservation of Shares. The Company shall reserve such number of shares of its authorized but unissued shares of Common Stock to provide for full conversion of the Shares and the issuance of the Conversion Shares in connection therewith and as otherwise required by the Certificate of Designation and the Registration Rights Agreement (collectively, the "Issuance Obligations") that is equal to (i) the aggregate number of shares of Common Stock issuable in satisfaction of the Issuance Obligations immediately following the consummation of the transactions contemplated by this Agreement, multiplied by (ii) 125%. In the event such number of shares becomes insufficient to satisfy the Issuance Obligations, the Company shall take all necessary action to authorize and reserve such additional shares of Common Stock necessary to satisfy the Issuance Obligations.

      3.6 Listing. The Company shall maintain, so long as any Holder (or any of its affiliates) beneficially owns any Securities, the listing of all Conversion Shares from time to time issuable upon conversion of the Shares on each national securities exchange, automated quotation system or electronic bulletin board on which shares of Common Stock are currently listed. The Company will use its best efforts to continue the listing and trading of its Common Stock on the Bulletin Board or the Nasdaq National Market (the "National Market"), the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX") and will comply in all respects with the reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. (the "NASD"), such exchanges, or such electronic system, as applicable. The Company shall promptly provide to each Holder copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on the Bulletin Board or on any securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any.

      3.7 Corporate Existence. So long as any Holder (or any of its affiliates) beneficially owns any Securities, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Company shall ensure that the surviving or successor entity in such transaction and, if an entity different from the successor or acquiring entity, the entity whose securities into which the Common Stock shall become convertible or exchangeable in such transaction
(i) assumes the Company's obligations under this Agreement and the other Transaction Documents and the agreements and instruments entered into in connection herewith and therewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all the Shares outstanding as of the date of such transaction and (ii) except in the event of a merger, consolidation of the Company into any other corporation, or the sale or conveyance of all or substantially all of the assets of the Company where the consideration consists solely of cash, the surviving or successor entity and, if an entity different from the successor or acquiring entity, the entity whose securities into which the Common Stock shall become convertible or exchangeable in such transaction, is a publicly traded corporation whose common stock is listed for trading on the National Market, the NYSE or the AMEX.

      3.8 No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of the Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

      3.9 Legal Compliance. The Company shall conduct its business and the business of its Subsidiaries in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect.

      3.10 Redemptions and Dividends. So long as any Holder (or any of its affiliates) beneficially owns any Securities, the Company shall not, without first obtaining the written approval of such Holder, repurchase or redeem, declare or pay any cash dividend or distribution on, or otherwise repay or prepay on account of, any shares of capital stock or other outstanding indebtedness of the Company, other than the Shares (collectively, "Restricted Payments"). Notwithstanding the foregoing, so long as the Company has not defaulted on its obligations to any Holder under this Agreement or any of the other Transaction Documents, and no default would result from the payment of such Restricted Payments, the Company may make Restricted Payments without the written approval of the Holders holding a majority of the Shares then outstanding; provided, however, that the aggregate amount of Restricted Payments made without such approval shall not exceed, in the aggregate, $2,500,000.

      3.11 Information. So long as any Holder beneficially owns any Securities, the Company shall furnish to such Holder:

            (a) concurrently with the filing with the SEC of its annual reports on Form 10-K, a certificate of the President, a Vice President or a senior financial officer of the Company stating that, based upon such examination or investigation and review of this Agreement as in the opinion of the signer is necessary to enable the signer to express an informed opinion with respect thereto, neither the Company nor any of its Subsidiaries is or has during such period been in default in the performance or observance of any of the terms, covenants or conditions hereof, or, if the Company or any of its Subsidiaries shall be or shall have been in default, specifying all such defaults, and the nature and period of existence thereof, and what action the Company or such Subsidiary has taken, is taking or proposes to take with respect thereto; and

            (b) the information the Company must deliver to any holder or to any prospective transferee of Securities in order to permit the sale or other transfer of such Securities pursuant to Rule 144A of the SEC or any similar rule then in effect.

The Company shall keep at its principal executive office a true copy of this Agreement (as at the time in effect), and cause the same to be available for inspection at such office during normal business hours by any holder of Securities or any prospective transferee of Securities designated by a holder thereof.

      3.12 Inspection of Properties and Books. So long as any Holder beneficially owns any Securities, such Holder and its representatives and agents (collectively, the "Inspectors") shall have the right, at such Holder's expense, to visit and inspect any of the properties of the Company and of its Subsidiaries, to examine the books of account and records of the Company and of its Subsidiaries, to make or be provided with copies and extracts therefrom, to discuss the affairs, finances and accounts of the Company and of its Subsidiaries with, and to be advised as to the same by, its and their officers, employees and independent public accountants (and by this provision the Company authorizes such accountants to discuss such affairs, finances and accounts, whether or not a representative of the Company is present) all at such reasonable times and intervals and to such reasonable extent as such Holder may desire; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to such Holder) of any such information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement filed pursuant to the Registration Rights Agreement, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (iii) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. Such Holder agrees that it shall, upon learning that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential.

      3.13 Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by a Holder in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and if a Holder effects a pledge of Securities, it shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company shall execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Holder.

      3.14 Variable Securities. The Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock, or any other securities directly or indirectly convertible into or exchangeable or exercisable for Common Stock, at an effective conversion, exchange or exercise price that varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price.

                                   ARTICLE IV
                          TRANSFER AGENT INSTRUCTIONS.

            (a) Upon conversion of the Shares by any person, (i) if the DTC Transfer Conditions (as defined below) are satisfied, the Company shall cause its transfer agent to electronically transmit all Conversion Shares by crediting the account of such person or its nominee with the Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission system; or (ii) if the DTC Transfer Conditions are not satisfied, the Company shall issue and deliver, or instruct its transfer agent to issue and deliver, physical certificates (subject to the legend and other applicable provisions hereof and the Certificate of Designation), registered in the name of such person its nominee, representing the Conversion Shares. Even if the DTC Transfer Conditions are satisfied, any person effecting a conversion of Shares may instruct the Company to deliver to such person or its nominee physical certificates representing the Conversion Shares, as applicable, in lieu of delivering such shares by way of DTC Transfer. For purposes of this Agreement, "DTC Transfer Conditions" means that (A) the Company's transfer agent is participating in the DTC Fast Automated Securities Transfer program and (B) the certificates for the Conversion Shares required to be delivered do not bear a legend and the person effecting such conversion or exercise is not then required to return such certificate for the placement of a legend thereon.

            (b) The Company warrants that no instruction other than such instructions referred to in this Article IV, and stop transfer instructions to give effect to Section 2.1(f) hereof in the case of the transfer of the Conversion Shares prior to registration of the Conversion Shares under the Securities Act or without an exemption therefrom, shall be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Article IV shall affect in any way the Holders' obligations and agreement set forth in Section 2.1(g) hereof to resell the Securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

            (c) If any Holder provides the Company and the transfer agent with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or any Holder provides the Company with reasonable assurances that such Securities may be sold under Rule 144, the Company shall permit the transfer and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Holders.

                                   ARTICLE V
              CONDITIONS TO OBLIGATIONS OF THE COMPANY AND HOLDERS

      5.1 Conditions to the Obligations of the Company. The obligation of the Company hereunder to deliver the Cash Consideration and to issue the Shares in exchange for the Holders' delivery of the original Notes is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

            (a) Each Holder shall have executed this Agreement and each other Transaction Document to which such Holder is a party and delivered the same to the Company.

            (b) Each Holder shall have delivered the original of its respective Note, in genuine and unaltered form, to the Company for cancellation.

            (c) The representations and warranties of each Holder shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and such Holder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Holder at or prior to the Closing Date.

            (d) No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that prohibits the consummation of any of the transactions contemplated by this Agreement.

      5.2 Conditions to the Obligations of the Holders. The obligation of the Holders hereunder to deliver the original Notes to the Company in exchange for the Company's delivery of the Cash Consideration and the Shares is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that such conditions are for each Holder's sole benefit and may be waived by any Holder at any time in such Holder's sole discretion:

            (a) The Company shall have executed this Agreement and each other Transaction Document to which the Company is a party and delivered executed originals of the same to such Holder.

            (b) The Certificate of Designation shall have been filed and accepted for filing with the Secretary of State of the State of Delaware and a copy thereof certified by the Secretary of State of the State of Delaware shall have been delivered to such Holder.

            (c) The Company shall have delivered to such Holder one or more duly executed certificates representing the Shares (in such denominations as such Holder may request), registered in such Holder's name.

            (d) The Common Stock shall be authorized for quotation and listed on the Bulletin Board and trading in the Common Stock (or on the Bulletin Board generally) shall not have been suspended by the SEC or the Bulletin Board.

            (e) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Holder shall have received a certificate, executed by an officer of the Company after reasonable investigation, dated as of the Closing Date to the foregoing effect and as to such other matters as may reasonably be requested by such Holder.

            (f) No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that questions the validity of, challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

            (g) There shall have been no material adverse changes and no material adverse developments in the business, properties, operations, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, since the date hereof, and no information that is materially adverse to the Company and of which such Holder is not currently aware shall come to the attention of such Holder.

            (h) Such Holder shall have received a copy of resolutions, duly adopted by the Board of Directors of the Company, which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby, certified as such by the Secretary or Assistant Secretary of the Company, and such other documents they reasonably request in connection with the Closing.

            (i) Such Holder shall have received an opinion of the Company's counsel, dated as of the Closing Date, in the form attached hereto as Exhibit B.

                                   ARTICLE VI
                                   DEFINITIONS

            Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth below:

            "Common Stock" means the Company's common stock, par value $0.0001 per share.

            "Conversion Shares" means the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Shares.

            "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or any state, county, city or other political subdivision.

            "Lien" means any mortgage, pledge, assessment, security interest, lease, lien (statutory or otherwise), adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale or other title retention agreement, and any financing statement filed under the Uniform Commercial Code or comparable law of any jurisdiction.

            "Registration Rights Agreement" means the form of registration rights agreement attached hereto as Exhibit B, pursuant to which the Company will agree to register the resale by each Holder of the Conversion Shares.

            "Regulation D" means Regulation D, as promulgated by the SEC under the Securities Act.

            "SEC" means the United States Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Security" or "Securities" means the Shares and the Conversion
Shares.

            "Transaction Documents" means this Agreement, the Certificate of Designation and the Registration Rights Agreement.

                                  ARTICLE VII
                          GOVERNING LAW; MISCELLANEOUS.

      7.1 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company and each Holder irrevocably consent to the exclusive jurisdiction of the United States federal courts and the state courts located in the County of New Castle, State of Delaware, in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Holder to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

      7.2 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed execution page(s) hereof to be physically delivered to the other party within five days of the execution hereof, provided that the failure to so deliver any manually executed execution page shall not affect the validity or enforceability of this Agreement.

      7.3 Construction. Whenever the context requires, the gender of any word used in this Agreement includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Agreement, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Agreement are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

      7.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

      7.5 Entire Agreement; Amendments. This Agreement and the other Transaction Documents (including any schedules and exhibits hereto and thereto) contain the entire understanding of the Holders, the Company, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement, and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Holders. No consideration shall be paid to any Holder by the Company in connection with an amendment hereto unless each Holder similarly affected by such amendment receives a pro rata amount of consideration from the Company, and, unless a Holder agrees otherwise, each amendment hereto shall similarly affect each Holder.

      7.6 Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally, by responsible overnight carrier or by confirmed facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier or confirmed facsimile, in each case addressed to a party. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party's address:

            If to the Company:

                  P-Com, Inc.
                  3175 South Winchester Blvd.
                  Campbell, CA 95008
                  Telephone: (408) 866-3666
                  Facsimile:  (408) 874-4461
                  Attention: Chief Executive Officer

            with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

                  Sheppard Mullin Richter & Hampton LLP
                  800 Anacapa Street
                  Santa Barbara, CA 93101
                  Telephone: (805) 568-1151
                  Facsimile: (805) 568-1955
                  Attention: C. Thomas Hopkins, Esq.

            If to a Holder, to the address set forth under such Holder's name on the signature page hereto.

      7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, the Company shall not assign this Agreement or any rights or obligations hereunder. Any Holder may assign or transfer the Securities pursuant to the terms of this Agreement and of such Securities, or assign such Holder's rights hereunder or thereunder to any other person or entity, except for direct competitors of the Company or persons or entities that have publicly announced plans to compete directly with the Company. In addition, and notwithstanding anything to the contrary contained in this Agreement or the other Transaction Documents, the Securities may be pledged and all rights of any Holder under this Agreement or any other Transaction Document may be assigned, without further consent of the Company, to a bona fide pledgee in connection with such Holder's margin or brokerage account.

      7.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

      7.9 Survival. The agreements and covenants set forth in Articles III, IV and VII hereof shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of any Holder. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies any Holder may have under applicable U.S. federal or state securities laws.

      7.10 Publicity. The Company and each Holder shall have the right to approve before the issuance of any press releases, SEC or, to the extent applicable, NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Holders, to make any press release or SEC or, to the extent applicable, NASD filings with respect to such transactions as is required by applicable law and regulations (although the Holders shall be consulted by the Company in connection with any such press release and filing prior to its release and shall be provided with a copy thereof and must provide specific consent to the use of its name in connection therewith).

      7.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      7.12 Indemnification. From and after the Closing, the Company shall defend, protect, indemnify and hold harmless each Holder and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement, collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby or (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (A) the execution, delivery, performance or enforcement of this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (B) any disclosure made by such Holder pursuant to Section 3.2 or subclause (i) of Section 3.12 hereof, or (C) the status of such Holder as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 7.12 shall be the same as those set forth in Section 6(c) of the Registration Rights Agreement.

      7.13 Payment Set Aside. To the extent that the Company makes a payment or payments to any Holder hereunder or pursuant to any of the other Transaction Documents or any Holder enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      7.14 Expenses. Each party shall pay its own costs and expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement and the other Transaction Documents; provided, however, that at the Closing, the Company shall pay the reasonable fees, expenses and disbursements of counsel to the Holders in an amount not to exceed $17,500 in the aggregate.

      7.15 Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement and the other Transaction Documents. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

      7.16 Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Article IV hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Article IV hereof), that each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer of the Securities, without the necessity of showing economic loss and without any bond or other security being required.

      7.17 Knowledge. As used in this Agreement, the term "knowledge" of any person or entity shall mean and include (i) actual knowledge of any of the Company's officers or directors and (ii) that knowledge that a reasonably prudent business person could have obtained in the management of his or her business affairs after making due inquiry and exercising due diligence that a prudent business person should have made or exercised, as applicable, with respect thereto.

      7.18 Exculpation Among Holders. The Company acknowledges that the obligations of each Holder under this Agreement and each of the other Transaction Documents are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under the Transaction Documents. Each Holder acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement and the other Transaction Documents, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Holder, and that it is not acting in concert with any other Holder in making its purchase of securities hereunder or in monitoring its investment in the Company. The Holders and, to its knowledge, the Company agree that the no action taken by any Holder pursuant hereto or to the other Transaction Documents, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or would deem such Holders to be members of a "group" for purposes of Section 13(d) of the Exchange Act, and the Holders have not agreed to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Company. The Company has elected to provide all Holders with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Holders. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Holders are in any way acting in concert or as a "group" for purposes of Section 13(d) of the Exchange Act with respect to the Transaction Documents or the transactions contemplated hereby or thereby. Each Holder acknowledges that it has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

      7.19 Business Days and Trading Days. For purposes of this Agreement, the term "business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close, and the term "trading day" means any day on which the Bulletin Board or, if the Common Stock is not then traded on the Bulletin Board, the principal national securities exchange, automated quotation system or other trading market where the Common Stock is then listed, quoted or traded, is open for trading.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the undersigned Holder and the Company have caused this Agreement to be duly executed as of the date first above written.

                                        COMPANY:

                                        P-COM, INC., a Delaware corporation

                                        By: /s/ Sam Smookler
                                           -------------------------------------
                                           Name: Sam Smookler
                                           Title: President and CEO


                                        HOLDER:

                                        NORTH SOUND LEGACY FUND LLC

                                        By: /s/ Andrew Wilder
                                           -------------------------------------
                                           Name:  Andrew Wilder
                                           Title: CFO

                                        RESIDENCE:

                                        ADDRESS:

                                                Telephone:
                                                Facsimile:
                                                Attention:

                  [SIGNATURE PAGE TO NOTE REPURCHASE AGREEMENT]

            IN WITNESS WHEREOF, the undersigned Holder and the Company have caused this Agreement to be duly executed as of the date first above written.

                                        COMPANY:

                                        P-COM, INC., a Delaware corporation

                                        By: /s/ Sam Smookler
                                           -------------------------------------
                                           Name: Sam Smookler
                                           Title: President and CEO


                                        HOLDER:

                                        NORTH SOUND LEGACY INSTITUTIONAL
                                          FUND LLC

                                        By: /s/ Andrew Wilder
                                           -------------------------------------
                                           Name: Andrew Wilder
                                           Title: CFO

                                   RESIDENCE:

                                    ADDRESS:

                                            Telephone:
                                            Facsimile:
                                            Attention:

                  [SIGNATURE PAGE TO NOTE REPURCHASE AGREEMENT]

      IN WITNESS WHEREOF, the undersigned Holder and the Company have caused this Agreement to be duly executed as of the date first above written.

                                        COMPANY:

                                        P-COM, INC., a Delaware corporation

                                        By: /s/ Sam Smookler
                                           -------------------------------------
                                           Name: Sam Smookler
                                           Title: President and CEO


                                        HOLDER:

                                        NORTH SOUND LEGACY INTERNATIONAL LTD.

                                        By: /s/ Andrew Wilder
                                           -------------------------------------
                                           Name: Andrew Wilder
                                           Title: CFO

                                   RESIDENCE:

                                    ADDRESS:

                                             Telephone:
                                             Facsimile:
                                             Attention:

                  [SIGNATURE PAGE TO NOTE REPURCHASE AGREEMENT]

                                                                       EXHIBIT A

                           Certificate of Designation

                                                                       EXHIBIT B

                          Registration Rights Agreement